Exhibit 99.1

Organovo Holdings, Inc. Reminds Stockholders About Adjourned Special Meeting of Stockholders

SAN DIEGO, CALIFORNIA, March 31, 2020— Organovo Holdings, Inc. (“Organovo”) (Nasdaq: ONVO) convened, on March 26, 2020, the special meeting of stockholders (the “Special Meeting”) and then adjourned the Special Meeting until Tuesday, April 7, 2020 10:00 A.M. Pacific Time at www.virtualshareholdermeeting.com/ONVO2020 to solicit additional proxies for Organovo Proposals Nos. 1 and 4. Organovo Proposal No. 1 is to approve the issuance of shares of Organovo common stock to the Tarveda Therapeutics, Inc. (“Tarveda”) securityholders in the proposed merger and Organovo Proposal No. 4 is to approve the adoption of the Combined Organization 2020 Equity Incentive Plan.  These proposals are described in more detail in the proxy statement/prospectus/information statement of Organovo dated February 24, 2020, furnished to Organovo’s stockholders in connection with the solicitation of proxies by the Organovo Board of Directors for use at the Special Meeting. On March 16, 2020, Organovo mailed a notice of change of location to stockholders of record, in compliance with Delaware law, regarding Organovo moving the Special Meeting to a virtual meeting format.

As previously announced, Organovo Proposals Nos. 2, 3 and 5 were approved by the required votes present in person or proxy at the Special Meeting prior to adjournment to solicit additional proxies for Organovo Proposals Nos. 1 and 4.

The following section provides answers to frequently asked questions stockholders may have regarding the adjourned Special Meeting.

When will the adjourned Special Meeting of Stockholders be reconvened?

The adjourned Special Meeting will be reconvened on Tuesday, April 7, 2020 10:00 A.M. Pacific Time at www.virtualshareholdermeeting.com/ONVO2020.

How do I attend and vote at the adjourned Special Meeting when it is reconvened?

As described in the proxy statement/prospectus/information statement for the Special Meeting previously distributed, you are entitled to participate in and vote at the Special Meeting if you were a stockholder as of the close of business on February 14, 2020, the record date, or hold a legal proxy for the meeting provided by your bank, broker, or nominee. To be admitted to the adjourned Special Meeting when it is reconvened at www.virtualshareholdermeeting.com/ONVO2020, you must enter the control number found on your proxy card or voting instruction form you previously received.

You may vote during the Special Meeting by following the instructions available on the meeting website during the meeting.

If I can’t attend the adjourned Special Meeting, or if I want to submit my vote beforehand, can I do that?

Yes, you may use one of the following simple methods to provide your voting instructions with respect to Organovo Proposals Nos. 1 and 4:

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Vote by Internet: Go to the website www.proxyvote.com. Have your 16-digit control number listed on the proxy card or voting instruction form ready and follow the online instructions. The 16-digit control number is located in the rectangular box on the right side of your voting instruction form.

•	Vote by Telephone: Please call the toll free number listed on your proxy card or voting instruction form and follow the instructions provided.

•	Vote by Mail: Mark, sign, date and return your proxy card or voting instruction form and return it in the postage-paid return envelope provided.

Your vote must be received by 11:59 PM Eastern Time on April 6, 2020 to be counted. After this time, the only way to cast a vote is at the adjourned Special Meeting on April 7, 2020.

Who do I contact if I need assistance voting my shares?

If you need assistance voting your shares, please call D.F. King & Co., Inc. toll free at (800) 431-9646 or toll at (212) 269-5550.

Important Information and Where to Find It

This communication may be deemed to be solicitation material in respect to the proposed transaction between Organovo and Tarveda. On February 24, 2020, Organovo initially filed the proxy statement/prospectus/information statement (the “Definitive Proxy Statement”) with the SEC. Organovo mailed the Definitive Proxy Statement to its stockholders on or about February 26, 2020. Each party may file other documents with the Securities and Exchange Commission (“SEC”) in connection with the proposed merger. BEFORE MAKING ANY VOTING OR INVESTMENT DECISION, INVESTORS AND STOCKHOLDERS ARE URGED TO READ THESE MATERIALS CAREFULLY AND IN THEIR ENTIRETY BECAUSE THEY CONTAIN IMPORTANT INFORMATION ABOUT ORGANOVO, TARVEDA THE PROPOSED MERGER AND RELATED MATTERS. Investors and stockholders may obtain, free of charge, copies of the Definitive Proxy Statement and any other documents filed by Organovo with the SEC in connection with the proposed transactions at the SEC’s website (http://www.sec.gov) and on the investor relations section of Organovo’s website at ir.organovo.com. Investors and stockholders are urged to read the Definitive Proxy Statement and the other relevant materials before making any voting or investment decision with respect to the proposed merger and the related proposals.

Non-Solicitation

This communication does not constitute an offer to sell or solicitation of an offer to buy any securities, nor will there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction.

Participants in the Solicitation

Organovo and its directors and executive officers and Tarveda and its directors and executive officers may be deemed to be participants in the solicitation of proxies from the stockholders of Organovo in connection with the proposed Merger. Information regarding the special interests of the Organovo and Tarveda directors and executive officers in the proposed Merger is included in the Definitive Proxy Statement. Additional information regarding the directors and executive officers of Organovo is included in Organovo’s definitive proxy statement on Schedule 14A relating to the 2019 Annual Meeting of Stockholders, filed with the SEC on July 26, 2019. These documents are available free of charge from the sources indicated above.

Contacts:

For Organovo Holdings, Inc.

Taylor J. Crouch

858-224-1000

info@organovo.com

For Tarveda Therapeutics, Inc.
Amanda Houlihan MacDougall
+1 781 235 3060
ahoulihan@macbiocom.com